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Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

BEGIN
Judy Sim:

Hello, everyone. And thank you for joining today’s webcast. We are here today to talk about the proposed Oracle and Taleo transaction that we announced on February 9th. We will provide more details on what this combination will mean for customers and for partners. Joining me today are Mark Hurd, President of Oracle, Mike Gregoire, Chairman and CEO of Taleo, and Thomas Kurian, Executive Vice President of Oracle Development. We will start with an introduction from Mark. Mark?

Mark Hurd:

Hey, thanks, Judy. Welcome to everybody. First we’re really excited about this combination. Taleo is very strategic to Oracle. It’s highly complementary to our strategy. We built Fusion Human Capital Management as the most modern, state-of-the-art application in the industry. Taleo brings leadership in recruiting, completely additive as we weren’t building this ourselves.

Now adding recruiting and Taleo’s other talent management applications gives us the most comprehensive and modern cloud human capital management and talent management suite in the industry. No one else can deliver this. No one else can offer you best-in-class capabilities for every module.

It also adds scale to our cloud business, 5,000 customers servicing the biggest companies in the world — Starbucks, Best Buy, Hyatt, Blue Cross, American Airlines, many others.

Taleo’s cloud manages 15 percent of all U.S. hires. 240 million candidates are on the Taleo Talent Exchange. Up to 75 million transactions a day. Taleo has tremendous presence, so does Oracle. We believe Oracle now has the most comprehensive set of enterprise cloud offerings in the world.

For Taleo customers, we will invest more in R&D than Taleo could do alone. You’ll see value-add immediately with access to other HR-related, integrated functionality and quite frankly other capabilities in service, sales and marketing. You’ll see a continued focus on all of the customer segments, including both the Enterprise Edition and the Business Edition. You’ll be able to continue to leverage the expertise the Taleo employees bring, and an additional 18,000 support experts will be backing you as well as tens of thousands of other technology experts.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

For Oracle customers, we continue to execute on our strategy, to be best-in-class at every layer and every module of the Oracle stack, continue to vertically integrate best-of-breed components into solutions that bring extreme total cost of ownership benefits to our customers, continue to deliver industry-specific IP and continue to make our IP available to you in any way you want to consume it. Your choice.

So no change to our strategy or to our Fusion roadmap and release schedule. Taleo is incremental to Fusion. It clips straight into our Fusion HR cloud, already our fastest-growing cloud application in the company.

We have an aggressive investment to deliver even more value to customers and their employees.

With that, let me introduce Mike. Mike is the Chairman and CEO of Taleo. I spent some time already with his management team and have spoken to the 1,400 employees at Taleo, a top-notch group, extremely talented, and they’re led by Mike who’s just created something really special at Taleo.

So, Mike, tell us more about Taleo and what you’re hearing from customers.

Michael Gregoire:

Great. Thank you very much, Mark. It’s a real pleasure to be here. At Taleo we’re really excited about this proposed combination and joining Oracle. For us, it makes a lot of sense to join forces with Oracle, a leader in HCM and a company committed to the cloud. Taleo is the leading provider of cloud-based talent management solutions. For over a decade, Taleo has helped companies attract, hire, manage, develop and reward employees to ensure they have the right people in the right places to drive business.

We have 1,400 experts in this area working for us. We service 5,000 customers, and Taleo manages 15 percent of all U.S. hires. Taleo has one of the world’s largest cloud deployments managing over 16 billion transactions a year.

So why is this important to customers? Our customers have been asking us to expand our offering to be more end to end.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

This acquisition delivers that value faster and more effectively since Oracle has most of those components already. This includes not only HR-related cloud functionality, but it also has capabilities in other areas like customer service and sales, marketing. And, over the last week I’ve been able to speak to many Taleo customers, and I’ve received overwhelming positive feedback about the news.

They’re excited about the additional modules that Oracle has that complement what we already bring to market. They know they’ll have the option to deploy a complete suite of HCM operations and talent management in the cloud from one vendor. But they also can pick and choose the cloud functionality as they need it based on their individual circumstances. That flexibility is attractive to them.

An integrated set of HR functionality in the cloud allows for a single business process flow leading to increased efficiencies and talent intelligence and ultimately more effective organizational performance.

You know, the state of the HR SaaS market has changed. There’s an increasing need for an integrated HCM and talent management suite. One of the most powerful ideas in business is the idea that talent drives performance.

Recently in PWC’s 14th Annual CEO Survey, leading CEOs have identified talent management as a major challenge and a key driver of business performance. As much as 70 percent of an organization’s expenses are invested in employees, yet most organizations know more about their laptops than their people and talent strategies needed to take into account the availability and cost of skills in different regions of the world.

Companies need to rebalance their skills and talent — in a response to talent and global competitive pressures. In a volatile economy, talent intelligence can make the difference. Companies have become lean. Senior management expects HR to be able to deliver and replace a worker almost immediately. This has added a significant burden to HR to make sure that they are consistently working on a pipeline of candidates to fill vacancies quicker than ever before.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

HR must also manage another large group of employees that includes an ecosystem of partners, consultants and contingent workers.

Huge shifts in the way traditional talent management activities are impacted in the social arena — for example, the recruiting. In 2005, the employee referral rate for external hires was about 30 percent. Today, that number has jumped to over 70 percent amongst leading companies. Taleo’s Talent Management Suite helps customers manage recruiting, performance, compensation, learning and succession planning. We give customers talent intelligence to capture meaningful information on people, help managers gain insight and act on it to drive better business performance.

So a quick recap — we’re really excited about joining Oracle. We believe this acquisition delivers what customers need and what they’ve been asking for. Our two companies are highly complementary both from a functionality standpoint, but also from a cultural standpoint. We’ve been impressed with the Oracle personnel, strategy and execution. There’s no doubt this acquisition will deliver value to our customers. They’ll have the backing of a $4 billion dollar-plus R&D budget and the additional backing of a sales team of 23,000 and 18,000 support personnel.

The talent and domain expertise that Taleo will bring to Oracle will complement the Oracle team very well. So overall, a great strategic fit for both companies.

So now I’ll throw it back to Judy.

Judy Sim:

Mike, fantastic. Thank you very much. Taleo has certainly built a very impressive talent management portfolio. And I’ve had a chance to meet some of the top management team with you. And we’re looking forward to working with them more closely as this transaction closes.

What I’d like to do now is introduce Thomas Kurian. Thomas is our Executive Vice President in charge of product development at Oracle. And Thomas is going to cover Oracle’s product strategy with Fusion and the addition of Taleo into that portfolio.

Thomas Kurian:	Thank you, Judy. So I’m going to focus on how Oracle and Taleo together are expected to drive human capital management.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

Now every organization today recruits and onboards new employees, sends them to learning and development programs, then measures the performance with performance management tools, engages them and offers them compensation and benefits to retain them. Then goes through a formal talent review process to measure how these employees do vis-à-vis other parts of their organization and frankly candidates they’re looking for outside the business.

What Oracle wants to do is to offer you a complete solution, complete talent management to find and develop the best people, complete human capital management to align, promote and reward them, with embedded business intelligence, social and mobile capabilities to enable people to make the right decisions quickly and effectively.

With this solution, we feel that we will allow employees to find the best — organizations to find the best people, develop them, have lower turnover and better results.

Taleo brings the market-leading recruiting and onboarding solution, learning and development solution, and goals, succession management and performance management capability.

Oracle adds engagement and retention with core human resources, compensation and rewards, with compensation benefits and payroll, talent review and Oracle’s own Fusion performance management products. We intend to unify the performance management capabilities from both Oracle and Taleo into a single offering that will allow — that has all the features and provides a seamless upgrade for all customers.

But by and large, Taleo and Oracle offer the best, most complete and most complementary suite of products in the marketplace.

Now we have an aggressive product plan to deliver against this vision. And I’m going to take each area and give you three examples of what we want to do.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

First, recruiting and onboarding. We want to allow you to plan, predict and optimally source your workforce, to provide flexible and configurable recruiting and employee onboarding processes and to engage candidates the day that they consider joining a company and to develop them.

Here’s just a couple examples: to plan, predict and optimally source your workforce, we want to integrate predictive analytics with recruiting so you can understand your workforce structure, your recruiting needs and talent gaps, and secondly — to make sure that you have the right — you’re going after the best talent by integrating recruiting, performance management and talent reviews. We allow managers to define the critical roles they have and source the top talent they have for positions internally so you don’t even need to go outside the organization to find the best people.

Superior learning and development. We want you to engage and help your employees develop — to develop targeted training for job-related skills and competencies — and to monitor and encourage compliance with certification requirements. So, we want to enable you to give employees a well-defined learning curriculum as part of learning and goals management during the performance management process to define goals and help them build a learning curriculum to fulfill and meet these goals. Secondly, to bring employees into a mentoring and collaborative learning relationship using Oracle’s social networking tools with Taleo’s learning and our performance management products.

So it’s not just about engaging and helping employees develop, but also about delivering them the training that they need in order to grow in the organization.

Third, performance management. It’s really about recruiting — finding, recruiting and retaining the best people, continually developing them and helping your HR professionals offer more effective development programs to help these people grow.

So just let me give you a couple examples. To find, recruit and retain the best people, imagine if you had the capabilities as a manager, to look at your organization chart and browse the organization chart using a talent browser. So, you can look at the organization chart, but find the people within the organization chart using a talent browser. You can quickly and effectively find the best talent for a position or need that you have.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

Secondly, we also want to create a talent directory. The talent directory is basically a portable talent profile that’s attached to every employee or candidate that’s then integrated with recruiting and sourcing. So, you can look outside of the company and look at all the pipeline of candidates that are out there and where you’re considering sourcing from, to get a view of what the talent outside the organization is. And so, this allows you to find, recruit and retain the best people.

Now after you’ve recruited and retained them and put them through a performance management process, you want to engage these employees and retain them. How do you do so? It’s very simple. You need to have a view of which employees are at risk and identifying new opportunities for talented employees who are at risk. Second, you want to empower employees to develop their own careers so that employees don’t feel that the only person responsible for their career is their manager or the HR professional, but to empower employees to develop their own careers. And third is to tailor human resources practices and to optimize them based on the population of employees, their skills profile and cultural practices.

So let’s give you two examples. We want you to identify — be able to quickly as a manager identify any employee at risk using predictive analytics from Fusion Human Capital Management integrated with Human Resources and Performance Management. So you can profile your entire employee base from human resources, subset people with specific talent profiles from performance management, and then use predictive analytics to get a sense of which employees are at risk and might cause turnover.

We also want you to enable your top talent to find alternate positions within your organization. So a top talent has a talent profile. In fact, every employee should have a talent profile. And they can then go onto the internal sourcing site and find positions within the organization that might be a best match for the talent and become an opportunity for them to get a promotion and find an alternate and perhaps a more fulfilling position.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

Paying for performance. So being able to offer superior compensation and benefits. To us it’s about three important things: making effective compensation decisions with better information, providing employees with visibility to their total compensation, and making sure that you have flexible processes for rewarding people while maintaining budgets and centralized control as a management team. So making effective compensation decisions. We want you to be able to compare existing employees with people — within other peers within your organization using your talent profile to make sure that you’re paying your top talent differentially for performance, integrating performance management and compensation.

Secondly, to compare your top talent within the organization with candidates being hired from outside using Compensation Management and Recruiting, and then aligning employees’ bonus and incentive payment to corporate objectives using Hyperion integrated with Goal and Compensation Management.

Finally, talent reviews. Enabling employees to get better talent decisions because managers and HR professionals have more complete data, making that process of talent reviews transparent to the employee, and providing the HR professional and the manager a complete view of the workforce for talent reviews. So let’s give you two examples.

The first one is making sure that you have a better, complete view of talent within and outside the enterprise. We want to integrate recruiting, the portable talent profile, and the talent review process. So you can use the talent review to look at the people within your organization. You can use the talent profile and recruiting to look at candidates outside the enterprise so that you can then bring the two together when you’re considering promotions, hiring decisions and succession planning.

Secondly, enabling employees who are top talent to have visibility in the process. Any employee should have the ability to go on your recruiting and sourcing site, go through learning program, goal management and sourcing. So they go through a review process, they get goals to develop, they go to goal management and learning, and develop against those goals and objectives. They browse the internal talent using the talent

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

browser. They browse the organization to find mentors who can help them grow. And if they’re unhappy with their current position, they can use the internal sourcing solution to then find the best jobs that might exist and the best openings for them to develop as a career path.

So a lot of different capabilities delivered as an integrated solution, also made available as Software as a Service. So every aspect, there are three important points I want to make sure you understand. Oracle and Taleo’s products are complementary, and between Fusion Human Capital Management and Taleo Talent Management, we offer a full suite of capabilities delivered in Software as a Service.

Second, this solution can be purchased and used as individual modules. And it’s our intent to allow people to continue to use as individual modules. You can also use most of the suite or all of the suite. And the more pieces of the suite you use, obviously you can manage more capabilities that I talked about.

Finally, it works with any human resource management system, Oracle or non-Oracle, on-premise or in the cloud. No other vendor and no other combination in the market offers the same breadth of capabilities delivered 100 percent through Software as a Service as we do.

Customers are excited about this transaction because it enables them to fulfill the vision that we described.

Let’s give you a few examples: Hyatt Hotels, the leading global hospitality company, uses Taleo recruiting to identify candidates, make job offers and to do so while cutting cost, reducing turnover, reducing advertising expense for job placement, and improving productivity.

Qantas uses both Taleo recruiting and sourcing to reduce the recruitment approval time, make decisions faster in hiring, and hiring as many as 20,000 candidates in under two months.

Rogers Communications. They use the entire Taleo Talent Management Suite: recruiting, onboarding, performance, succession. They find benefits reducing the time to hire new employees and driving down attrition while drastically improving productivity.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

On the Oracle side, our Fusion Human Capital Management Solution is used by Barry-Wehmiller, for example, a diversified, global manufacturing and technology services company, uses Fusion Human Capital Management delivered as Software as a Service, both human resources and benefits. And they find that they get better analytics, better decision-making, highly flexible HR processes, 100 percent delivered through Software as a Service in the cloud.

Red Robin, a restaurant chain, uses both Human Fusion — Fusion Human Capital Management and Talent Review delivered in a Software as a Service model. They find they can recruit employees faster with quicker onboarding and simplified training. They love the user experience. They find that embedded analytics helps them make decisions more quickly.

Living Social, a social networking company, is using Fusion Human Capital Management Software as a Service, human resources, benefits, compensation, analytics. And they chose it because it positions their business, which is very fast growing, for further expansion and on a global basis.

Finally, two other companies — the National Oilwell, or Varco. They use the entire Fusion Software as a Service Suite Talent Review, Performance Management, Goal Management, Compensation, a number of different modules, and they are able to use it for talent review processes, to find key gaps in skills and knowledge, and to retain the right employees by integrating Performance Management, Goal Management and Compensation.

And then D.R. Horton, the largest home builder in the United States, uses Fusion Human Resources, Payroll and Benefits to automate their human capital management processes and to get better and more simplified payroll processing and benefits administration.

So both Fusion Human Capital Management and Taleo offer world-class and highly differentiated capabilities. Bringing the two solutions together on a Software as a Service basis delivered to the cloud is really exciting for a lot of our customers, both Taleo customers and Oracle’s customers. And we’ve had very positive reaction to our joint announcement.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

Why do customers see the value of the pending combination? Well, it’s for the following reasons. Taleo brings cloud services and domain expertise to Oracle. We’re going to increase the R&D investment in both Oracle Fusion Human Capital Management and Taleo Talent Management Products. We’re going to offer a comprehensive solution combining HR, Payroll and Talent Management. Taleo’s management employees will accelerate how quickly we bring these to market. And we’re committed to all Taleo and Fusion SaaS products.

We will continue to focus a highly specialized sales team and delivery organization just to this segment. A dedicated partner management and engagement model. And we will focus on maintaining and building upon all existing customer relationships.

So the key takeaways we want you to understand about our product plan. Oracle and Taleo together are expected to offer the best and most complete human capital and talent management offering in the cloud. Oracle will continue to offer talent management that works with Oracle and non-Oracle Human Resource Management and Human Capital Management Systems, whether those systems are on-premise or in the cloud. Oracle intends to integrate Taleo with the Oracle Public Cloud because it allows us to extend Taleo’s capabilities with social networking, identity management, business analytics and a number of other capabilities that are part of Oracle’s Public Cloud.

And Oracle is committed to investing in the existing Taleo products, including Taleo Business Edition, giving them greater investment and focus while maintaining the flexibility and choice of deployment models that we offer customers today.

So, we are very excited about the combination. We have a very clear idea of how we want to bring the products together, and the combination offers a very unique set of capabilities that no other competitor offers in the market.

Thank you again. Judy, back to you.

11510737

Record date: Feb. 20, 2012

Project #: EXT-12-73

Request #: N/A

Judy Sim:

Thank you, Thomas. That concludes our presentation for today. And I want to thank everyone for joining us. There’s more information about the proposed combination of Oracle and Taleo. It can be found at oracle.com/taleo and also at taleo.com/oracle. We will continue to keep updating these two Web sites with more information as it becomes available.

Thank you so much.

END

Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

Oracle and Taleo Powering Great Employee Experiences February 24, 2012

3 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Cautionary Statement Regarding
Forward-Looking Statements
Oracle is currently reviewing the existing Taleo product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of Taleo’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Taleo or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for information purposes only, and may not be incorporated into any contract.
Cautionary Statement Regarding Forward-Looking Statements
This presentation contains certain forward-looking statements about Oracle and Taleo, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Taleo, anticipated customer benefits and general business outlook.  When used in this presentation, the words "anticipates", “can", “will”, "look forward to", "expected" and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Taleo, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Taleo may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Taleo.  In addition, please refer to the documents that Oracle and Taleo, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and Taleo’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor Taleo is under any duty to update any of the information in this presentation.
Additional Information about the Merger and Where to Find It
In connection with the proposed merger, Taleo will file a proxy statement with the SEC.  Additionally, Taleo and Oracle will file other relevant materials in connection with the proposed acquisition of Taleo by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Taleo, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Oracle. The materials to be filed by Taleo with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Taleo are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Taleo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Taleo stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Taleo’s participants in the solicitation, which may, in some cases, be different than those of Taleo’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

5 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Presenters
Mark Hurd
President, Oracle
Michael Gregoire
Chairman and CEO, Taleo
Thomas Kurian
Executive Vice President, Oracle Development

7 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Taleo’s Customers Include Leaders Across Industries
*Customer Information and Logos Provided by Taleo
Retail and Hospitality
Financial Services
Technology
Media and
Entertainment
Travel
Energy and Mining
Healthcare

9 Copyright © 2012, Oracle and/or its affiliates. All rights reserved. How Oracle and Taleo Together Are Expected To Drive Human Capital Management

10 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle and Taleo
• Employees move through a continuous cycle
• Interview and start a new position
• Develop skills and competencies
• Perform their work and collaborate with others
• Receive feedback and development goals
• Accept compensation and rewards
• Prepare for new positions
• Employees, Managers, and HRMS Professionals need a
complete set of tools
• Complete Talent Management to find & develop the best people
• Complete Human Capital Management to align, manage,
promote & reward your employees
• Embedded Business intelligence to make informed decisions
• Accessible anywhere on any mobile device
• Integrated social networking to facilitate engagement
• Organizations that invest find the best people, develop them better, have lower turnover, and achieve better business results
Delivering Great Experiences Throughout the Employee Lifecycle

11 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
• Oracle and Taleo together expect to offer the best and most complete Human Capital & Talent Management offering in the Cloud
• Oracle intends to deliver unified Performance Management
• Combining Taleo and Oracle Fusion Performance Management
• All features, seamless upgrade for all customers
• Oracle is committed to Taleo and Oracle Fusion’s products and is aggressively investing for growth
Oracle and Taleo
Delivering Great Experiences Throughout the Employee Lifecycle
Talent Review
Compensation and Rewards
Engagement and Retention
Performance Management
Learning and Development
Recruitment and On-boarding

12 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Recruiting & On-Boarding
Three Project Examples
•
Plan, predict, and optimally source your workforce
–
Understand your workforce structure, recruiting needs, talent gaps
•
Using Predictive Analytics with Recruiting
–
Develop more effective candidate sourcing strategies
•
With comprehensive Recruiting & Sourcing Analytics
–
Define critical roles & source top talent for positions internally
•
By integrating Recruiting, Performance Management & Talent Review
–
Automate the process of creating job placements and vacancies when employees leave
•
By integrating Core HRMS Workforce Management Processes with Recruiting
–
Make Recruiting & Employee On-boarding Processes highly configurable for different needs
•
Using Business Rules, a Portable Talent Profile, and industry specific processes
•
Provide flexible and configurable recruiting & on-boarding processes
–
Use Social Networks for better referrals and candidate pipeline management
•
Using Social Network, Recruiting and Talent Profile
–
Enable new employees to have a clearly defined Learning & Development
Program
•
By integrating Learning & Development with Recruiting & On-boarding Process
•
Engage candidates and develop new employees

13 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Learning & Development
Three Project Examples
•
Engage & Help Employees Develop
–
Ensure employees are up-to-date on required courses and compliance training
•
By integrating Core Human Resources and Learning
–
Provide visibility of certified employees to staff for specific roles and projects
•
Using Human Resources, Project Management, and Learning
•
Monitor and encourage compliance with certification requirements
–
Enable managers to recommend training as part of the performance review process
•
By integrating Learning with Performance Management
–
Prepare top talent for HR Job Changes & Promotions with appropriate training programs
•
By matching an Employee’s Talent Profile and Career Paths with Learning Curriculum
•
Develop targeted training for job-related skills and competencies
–
Enable new employees to have a clearly defined Learning curriculum
•
By integrating Learning & Goals Management with Workforce Lifecycle Manager
–
Engage employees through mentoring and collaborative learning
•
Using Social Network with Performance Management & Learning
–
Incent your top Talent to help other employees develop
•
Capture & weigh Learning & Social Participation in Performance Reviews

14 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Performance Management
Three Project Examples
•
Recruit & Retain the Best People
–
“Time to top talent”: Hire and re-hire the best talent
•
Using Performance Management, Portable Talent Profile, and Recruiting
–
Use an employee’s Talent Profile & Goals as predictors for promotion
•
Using Talent Profile and Predictive Analytics
–
Enable Managers to find the best talent they need for projects & job openings
•
By integrating a Talent Browser with Organization Chart
•
By creating a Talent Directory that is integrated with Recruiting/Sourcing
–
Capture timely formal & informal feedback on employee performance
•
With Taleo Anywhere & Mobile Framework with Talent Profile
–
Enable employees to collaborate to align, manage, and complete goals
•
Using Social Network and Goal Management
–
Enable HR Professionals to better profile your employees
•
With integrated Talent & Goal Analytics coupled with Social Network
–
Tailor performance management programs to different employee populations
•
Using Business Rules integrated with Performance & Goal Management
•
Help HR Professionals offer more effective Development programs
•
Continually develop employees with Performance Management

15 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Engagement & Retention
Three Project Examples
•
Provide visibility into risk and opportunities for employees
–
Differentiate HR Service delivery based on population and cultural practices
•
Enable flexible & configurable HR Practices
–
Provide clear line of sight so they will know what they are working on is valuable
•
By integrating Social Network with Goal Management
–
Enable employees to build networks and relationships throughout the organization
•
Using Social Network, and Talent Browser with your employee Directory
–
Enable employees to find mentors within the organization
•
Using Social Network, Goal Management, & Talent Browser with your employee Directory
•
Empower employees to develop their own careers
–
Get an aggregate view of your employee population, at risk employees, and talent
•
Using Predictive Analytics with Human Resources & Performance Management
–
Measure multiple factors to highlight specific employees at risk
•
Using Predictive Analytics and Performance Management
–
Help at-risk top talent find alternate positions within your organization
•
With a Talent Profile integrated with internal Sourcing & Recruiting
•
Using Human Resources, Recruiting, Performance Management, and Learning all configurable with common Business Rules

16 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Compensation & Benefits
Three Project Examples
•
Make effective compensation decisions with better information
–
Compare existing employees with new hires & market trends to avoid salary compression
•
Using Compensation Management with Recruiting
–
Reward & continually calibrate your top talent’s compensation
•
With calibration tied to Pay for Performance (Performance Management & Compensation)
–
Align employees bonus and incentives payments to corporate objectives
•
Using Hyperion, Goal Management and Compensation Management
•
Provide employees with visibility to their total compensation
–
Single compensation statement with salary, bonus, incentives, and benefits
•
Integrating Compensation Management, Benefits, and Incentive Compensation
–
Real-time views into incentive achievements and current payments against targets
•
Using Goal Management, Incentive Compensation, and Payroll
•
Deliver flexible process for rewards while maintaining budget and control
–
Use compensation & benefits effectively to engage & retain your employees
•
Using Predictive Analytics and Performance Management
–
Differentiate budgets based on type of work, compliance requirements and company objectives
•
Using Hyperion, Human Resources, Compensation, and Goal Management

17 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
How We Plan to Deliver Superior Talent Reviews
Three Project Examples
•
Enable better talent decisions with more complete data
–
View talent within and outside the enterprise when considering succession plans
•
Using Recruiting, Talent Profile, and Talent Review
–
Calibrate and Collaborate to ensure consistent Talent decisions
•
By integrating a portable Talent Profile with Talent Review and Social Network
•
Provide employees visibility into the process
–
Allow self-nomination through selection of career paths and applications for internal positions
•
Using Talent Profile with Recruiting
–
Enable employees to have a clearly defined Learning curriculum for specific career paths
•
By integrating Learning & Talent Profiles
•
Provide a complete view of the workforce for Talent Review
–
Identify key roles and source talent within and outside the enterprise for pipeline development
•
Using Talent Review with Recruiting
–
View all aspects of an employee profile to ensure consideration for appropriate roles
•
Using Talent Profile with Talent Review

18 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
The Oracle and Taleo Difference
Full Employee Lifecycle in the Cloud
Recruiting and Candidate Sourcing
Talent Acquisition and On-boarding
Workforce Lifecycle Management
Learning Management
Performance Management
Talent Review
Goals Management
Succession Management
Global Human Resources
Worker Directory & Employee Portrait
Global Payroll
Compensation Management
Benefits Management
Incentive Compensation Management
Enterprise Social Network
Works with any HRMS System

19 Copyright © 2012, Oracle and/or its affiliates. All rights reserved. Customer Success

20 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Taleo Success Story: Hyatt
Easily Identify Top Candidates, Improving Productivity By 50%
Hyatt is a leading global hospitality company
with 478 properties in 45 countries and more
than 75,000 employees.
CHALLENGES:
TALEO PROVIDES:
BENEFITS:
• Integrated prescreening tools and behavioral assessments focus managers on high quality candidates
• Recruiters are able to access the Taleo system via mobile
devices to quickly make offers on open positions
• Fills thousands of jobs annually while cutting costs and turnover, reducing advertising expenses by 50%, and increasing
productivity by 50%
* Customer Information and Logos Provided by Taleo
•
COMPANY OVERVIEW:
•
•
Needed to assess cultural fit, customer service values and work ethic, when selecting best candidates for entry level positions
Recruiting

21 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Taleo Success Story: Qantas
Automate Recruiting Resulting in a 50% Reduction In Approval Time
Qantas is widely regarded as the world’s
leading long distance airline and one of the
strongest brands in Australia with 36,000
employees worldwide.
CHALLENGES:
• Needed an automated talent management solution to source
and recruit candidates quickly and with ease
TALEO PROVIDES:
• Recruiting
• Sourcing
BENEFITS:
• 50% reduction in recruitment approval time
• 30% less time between decision to hire and making an offer
• 20,000 candidates registered in under two months
• Successfully sourcing candidates directly
* Customer Information and Logos Provided by Taleo
•
COMPANY OVERVIEW:

22 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Taleo Success Story: Rogers
Improve Hiring Decisions and Drive Down Attrition Rates
As Canada’s top communications and
media organization, Rogers strives to be
the best at what they do – bringing
innovative products and first-rate customer
service to the marketplace.
CHALLENGES:
•
TALEO PROVIDES:
•
•
•
BENEFITS:
• Reduced time to hire by 15%
• Drove down attrition by 46% with improved candidate
prescreening
• Drastically improved productivity and reduced operational costs with talent intelligence
* Customer Information and Logos Provided by Taleo
COMPANY OVERVIEW:
•
Recruiting
On-boarding
Performance and Succession
Recruitment efforts required more formalized methods to
optimize effectiveness of recruiters

23 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle Fusion Success Story: Barry-Wehmiller
Identify, Develop, and Retain Internal Talent
  COMPANY OVERVIEW:
• Barry-Wehmiller is a diversified global
supplier of manufacturing technology and
services across a broad spectrum of
industries. Barry-Wehmiller is a well-
balanced and financially solid company with
a healthy pattern of growth for more than 20
years.
• Company is big on promoting employees from within and investing in its talent
• Older HRMS System could no longer meet its global and self-
service Core HR and talent management needs
FUSION SAAS HCM PROVIDES:
•
Human Resources
•
Benefits
BENEFITS:
•
Integrated people development tools to meet corporate goals
•
State of the art, open standards technology
•
Integrated Analytics to make better decisions faster
•
Flexibility in deployment options now and in the future
CHALLENGES:

24 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle Fusion Success Story: Red Robin
Modernize, Attract and Retain Gen Y Employees
Red Robin Gourmet Burgers has been the
Gourmet Burger expert since 1969, when
the first Red Robin
®
restaurant opened in
Seattle. Now, with more than 450
restaurants across the U.S. and Canada,
Red Robin offers craveable, high-quality
menu items.
CHALLENGES:
•
•
FUSION SAAS HCM PROVIDES:
•
•
BENEFITS:
• Quicker on-boarding and simplified training
• User experience that every user loves including Gen Y
• Integration between HCM & Financial Management
• Embedded analytics to make timely decisions
• Flexible, cutting-edge, and easily configurable system
COMPANY OVERVIEW:
•
Fusion Human Resources
Fusion Talent Review
Competitive pressure to leapfrog others in the industry by
modernizing back office
Younger employees, high turn over, ongoing on-boarding and
training efforts

25 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle Fusion Success Story: LivingSocial
Simplify Benefits Processing, Pay For Performance
COMPANY OVERVIEW:
• The company is the social commerce
leader behind LivingSocial Deals, a
group buying program that invites
people and their friends to save up to
90 percent each day at their favorite
restaurants, spas, sporting events,
hotels and other local attractions in
major cities.
CHALLENGES:
• Position the business for future expansion by effectively
managing global workforce
• Compliance with state and local government regulations
• Modern, easy to use UI appealing to younger workers
BENEFITS:
• Fusion Human Resources
• Fusion Benefits
• Fusion Compensation
• Fusion Transactional Business Intelligence
FUSION SAAS HCM PROVIDES:
• A huge need for HR and Talent Management system capable of improving ability to identify, manage, and develop highly skilled employees
• Prepare and position the company for continued growth
• Require modern integrated SaaS solution

26 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle Fusion Success Story: NOV
Create New Pipeline of Knowledge Workers
CHALLENGES:
• Industry knowledge workers aging well beyond other industries
• Huge need and an opportunity to identify, develop, and retain internal talent as well as focus on attracting fresh college graduates with promising potential
FUSION SAAS HCM PROVIDES:
• Fusion Talent Review
• Fusion Performance Management
• Fusion Goal Management
• Fusion Compensation
BENEFITS:
• Identify and develop internal talent
• Identify key gaps in skills and knowledge and fill these
• Retain the right employees with pay-for-performance
COMPANY OVERVIEW:
• Since 1841, National Oilwell Varco (NOV)
has been dedicated to ensuring customers
receive the highest quality oilfield products
and services. Leveraging over 700
worldwide manufacturing, sales and service
centers, National Oilwell Varco supplies
customer-focused solutions.

27 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Oracle Fusion Success Story: D.R. Horton
Simplify Benefits Processing, Gain Workforce Visibility
COMPANY OVERVIEW:
BENEFITS:
• Integrated Suite that automates HCM Business Processes
• Simplified payroll processing and benefits administration
• User Friendly, Attractive User Interface
• Integrated & easily extensible Business Intelligence
FUSION HCM PROVIDES:
• Fusion Human Resources
• Fusion Payroll
• Fusion Benefits
CHALLENGES:
• D.R. Horton, Inc., America's Builder, is the
largest homebuilder in the United States,
based on its 16,695 homes closed in the
twelve-month period ended September 30,
2011. Founded in 1978 in Fort Worth,
Texas, D.R. Horton has operations in 73
markets in 25 states in the East, Midwest,
Southeast, South Central, Southwest and
West regions of the United States.
• Gain better visibility into its workforce
• Optimize and automate benefits processing
• Simplify payroll processing

28 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Customers See the Value of the Pending Combination
“I honestly think this is a positive move and brings added ‘horse power’ to Taleo’s total talent management suite.”
--William Peterson
Director of Comp and Benefits
Phoebe Putney Memorial Hospital
“We are excited about our future with Taleo due to the recent acquisition news of Taleo by Oracle.  The talent Oracle has
acquired in Taleo, the leader in talent management, together with the strong reputation and financial backing of Oracle
makes the future organization very strong.”
--HR Systems Manager
One of the US’s largest healthcare
management companies.
“We are an Oracle and
Taleo customer, and we
feel good about the
acquisition. We look
forward to working with the
combined company going
forward.”
--VP of HR at a large retailer
“We are optimistic about Oracle’s acquisition of Taleo, because we use
Oracle as our core HR operating system, while using Taleo as our core
Talent Management system. We believe there are potentially significant opportunities to be leveraged with the marriage of these two companies and the synergizing of the two technologies.”
--Senior HR leader at large transportation organization
“I look forward to the Oracle and Taleo partnership.  It leverages
Oracle’s overall technology power with Taleo’s talent
management suite industry focus, and that can only lead to a more powerful and rewarding customer and end-user
experience.”
--Joe Almodovar
Senior Director, Global HRIS & Payroll
A.T. Kearney
“Congratulations all and GREAT NEWS!! This is cloud consolidation at work and we knew this would happen one day, we are so glad we will now be one big happy family!”
--Global Head of Recruiting
Large Financial Institution, Asia Pacific

29 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
• Leading cloud services & domain expertise
• Increased R&D investment
• Comprehensive solution with HR, Payroll and
Talent Management
• Taleo management & employees to accelerate
solution momentum
• Strong focus on commitment to all Taleo and
Oracle Fusion SaaS products
• Strong focus on maintaining and building upon
existing customer relationships
• Specialized sales & delivery organization
• Continued partner management & engagement
Customers See the Value of the Pending Combination
Why?

30 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.
Key Takeaways for Oracle & Taleo Customers
• Oracle and Taleo together are expected to offer the best and most complete Human
Capital & Talent Management offering in the Cloud
• Oracle will continue to offer Talent Management that works with Oracle & non-Oracle
HRMS/HCM Systems both on-premise and in the Cloud
• Oracle intends to integrate Taleo with the Oracle Public Cloud, extending Taleo with
Social Networking, Identity Management, Business Analytics, & Data Services capabilities
• Oracle is committed to the existing Taleo products, including Taleo Business Edition, and will accelerate investment and focus
• Oracle continues to provide unprecedented flexibility and choice of deployment models –
on premise, private cloud, public cloud, or hybrid

31 Copyright © 2012, Oracle and/or its affiliates. All rights reserved. More Information • Oracle.com/taleo • Taleo.com/oracle

32 Copyright © 2012, Oracle and/or its affiliates. All rights reserved.